UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 21, 2025

AB PRIVATE CREDIT INVESTORS CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	814-01196	81-2491356
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

405 Colorado Street, Suite 1500

Austin, Texas 78701

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code: (512) 721-2900

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
—	—	—

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01– Entry into a Material Definitive Agreement.

On March 21, 2025, ABPCIC Funding VI LLC (the “Borrower”), a wholly-owned subsidiary of AB Private Credit Investors Corporation (the “Fund”), entered into a warehouse financing transaction (the “Warehouse Credit Facility”). In connection with the Warehouse Credit Facility, the Borrower entered into, among other agreements, (i) the facility agreement (the “Facility Agreement”), among AB Private Credit Investors LLC, as collateral manager (in such capacity, the “Collateral Manager”), the Borrower, each of the lenders from time to time party thereto, NatWest Markets Plc, as lead lender (in such capacity, the “Lead Lender”), U.S. Bank Trust Company, National Association, as collateral agent (in such capacity, the “Collateral Agent”), U.S. Bank National Association, as document custodian (in such capacity, the “Document Custodian”), and Alter Domus (US) LLC, as loan agent, (ii) the securities account control agreement (the “Securities Account Control Agreement”), among the Borrower, as debtor, the Collateral Manager, the Lead Lender, the Collateral Agent, and U.S. Bank National Association, as securities intermediary (in such capacity, the “Securities Intermediary”), (iii) the purchase and sale agreement (the “Transfer Agreement”) between the Fund, as seller, and the Borrower, as buyer, and (iv) the pledge agreement (the “Pledge Agreement”), between the Fund, as pledgor, and the Collateral Agent.

The Facility Agreement provides for borrowings in an aggregate amount up to $75,000,000. Borrowings under the Facility Agreement will bear interest based on the term standard overnight financing rate for the relevant interest period or the applicable replacement thereto provided for in the Facility Agreement, in each case, plus 2.10%. Interest is payable quarterly in arrears. Any amounts borrowed under the Facility Agreement will mature, and all accrued and unpaid interest thereunder will be due and payable, on the earlier of (i) March 21, 2032 or (ii) upon certain other events which result in accelerated maturity under the Facility Agreement. Borrowing under the Warehouse Credit Facility is subject to certain restrictions contained in the Investment Company Act of 1940, as amended.

Borrowings under the Facility Agreement are secured by all of the assets held by the Borrower as well as all of the Fund’s equity interests in the Borrower, which are pledged by the Fund to the Collateral Agent pursuant to the Pledge Agreement. Pursuant to the Facility Agreement, the Collateral Manager will perform certain duties with respect to the purchase and management of the assets securing the Warehouse Credit Facility. The Collateral Manager has elected to waive any fees that would otherwise be payable under the Facility Agreement. The Borrower will reimburse the expenses incurred by the Collateral Manager in the performance of its obligations under the Facility Agreement other than any ordinary overhead expenses, which shall not be reimbursed. The Borrower has made customary representations and warranties under the Facility Agreement and is required to comply with various covenants, reporting requirements and other customary requirements for similar credit facilities.

All of the collateral pledged by the Borrower to the Collateral Agent for the benefit of the secured parties under the Facility Agreement is held in the custody of the Document Custodian under the Facility Agreement or the Securities Intermediary under the Securities Account Control Agreement. The Collateral Agent will maintain and perform certain collateral administration services with respect to the collateral pursuant to the Facility Agreement. As compensation for the services rendered by the Collateral Agent, the Borrower will pay the Collateral Agent, on a quarterly basis, customary fee amounts and reimburse the Collateral Agent for its reasonable out-of-pocket expenses.

Concurrently with the closing of the Warehouse Credit Facility, the Fund contributed and/or sold certain assets to the Borrower pursuant to the Transfer Agreement, and the Fund expects to continue to contribute and/or sell assets to the Borrower pursuant to the Transfer Agreement in the future. The Fund may, but shall not be required to, repurchase and/or substitute certain assets previously transferred to the Borrower subject to the conditions specified in the Transfer Agreement and the Facility Agreement.

The Fund incurred certain customary fees, costs and expenses in connection with the closing of the Warehouse Credit Facility.

The foregoing descriptions of the Facility Agreement, the Securities Account Control Agreement, the Transfer Agreement and the Pledge Agreement do not purport to be complete and are qualified in their entirety by the full text of each of the Facility Agreement, the Securities Account Control Agreement, the Transfer Agreement, and Pledge Agreement which are attached hereto as Exhibit 10.1, Exhibit 10.2, Exhibit 10.3, and Exhibit 10.4, respectively, and are incorporated herein by reference.

Item 2.03 – Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01 – Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1*	Facility Agreement, dated as of March 21, 2025, among AB Private Credit Investors LLC, as collateral manager, ABPCIC Funding VI LLC, as borrower, each of the lenders from time to time party thereto, NatWest Markets Plc, as lead lender, U.S. Bank Trust Company, National Association, as collateral agent, U.S. Bank National Association, as document custodian, and Alter Domus (US) LLC, as loan agent.

10.2*	Securities Account Control Agreement, dated as of March 21, 2025, among ABPCIC Funding VI LLC, as debtor, AB Private Credit Investors LLC, as collateral manager, NatWest Markets Plc, as lead lender, U.S. Bank Trust Company, National Association, as collateral agent, and U.S. Bank National Association, as securities intermediary.

10.3*	Purchase and Sale Agreement, dated as of March 21, 2025, by and between AB Private Credit Investors Corporation, as seller, and ABPCIC Funding VI LLC, as buyer.

10.4	Pledge Agreement, dated as of March 21, 2025, by and between AB Private Credit Investors Corporation, as pledgor, and U.S. Bank Trust Company, National Association, as collateral agent.

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

*

Exhibits and/or schedules to this Exhibit have been omitted in accordance with Item 601 of Regulation S-K. The registrant agrees to furnish supplementally a copy of all omitted exhibits and/or schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 27, 2025	AB PRIVATE CREDIT INVESTORS CORPORATION

	By:	/s/ Leon Hirth
Leon Hirth
Secretary